                                                                     Exhibit 4.6

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                            FBL FINANCIAL GROUP, INC.

                                       TO

                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                                     TRUSTEE

                                   ----------


                                    INDENTURE


                           DATED AS OF APRIL 12, 2004


                                   ----------


                           5.85% SENIOR NOTES DUE 2014


================================================================================

                              CROSS-REFERENCE TABLE

     TRUST INDENTURE ACT SECTION                                                  INDENTURE SECTION
     310(a)(1).................................................................        6.9
        (a)(2).................................................................        6.9
        (a)(3).................................................................       N.A.
        (a)(4).................................................................        N.A.
        (a)(5).................................................................        6.9
        (b)....................................................................        6.8
        (c)....................................................................        N.A.
     311(a)....................................................................        6.13
        (b)....................................................................        6.13
        (c)....................................................................        N.A.
     312(a)....................................................................        7.2
        (b)....................................................................        7.2
        (c)....................................................................        7.2
     313(a)....................................................................        7.3
        (b)(1).................................................................        N.A.
        (b)(2).................................................................        7.3
        (c)....................................................................      1.6, 7.3
        (d)....................................................................        7.3
     314(a)....................................................................     1.3, 1.6, 7.4
        (b)....................................................................        N.A.
        (c)(1).................................................................        1.3
        (c)(2).................................................................        1.3
        (c)(3).................................................................        N.A.
        (d)....................................................................        N.A.
        (e)....................................................................        1.3
        (f)....................................................................        N.A.
     315(a)....................................................................      6.1, 6.3
        (b)....................................................................        6.2
        (c)....................................................................        6.1
        (d)....................................................................        6.1
        (e)....................................................................        6.1
     316(a) (last sentence)....................................................   1.1 (definition of
                                                                                    "Outstanding")
        (a)(1)(A)..............................................................        5.12
        (a)(1)(B)..............................................................        5.13
        (a)(2).................................................................        N.A.
        (b)....................................................................        5.8
        (c)....................................................................        1.5
     317(a)(1).................................................................        5.5
        (a)(2).................................................................        5.5
        (b)....................................................................        10.3

----------
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

     TRUST INDENTURE ACT SECTION                                                  INDENTURE SECTION
     318(a)....................................................................        1.8
        (b)....................................................................        N.A.
        (c)....................................................................        1.8

----------
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
ARTICLE I. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION......................................1

     SECTION 1.1   Definitions..........................................................................1
     SECTION 1.2   Incorporation by Reference of Trust Indenture Act....................................9
     SECTION 1.3   Compliance Certificates and Opinions.................................................9
     SECTION 1.4   Form of Documents Delivered to Trustee..............................................10
     SECTION 1.5   Acts of Holders; Record Dates.......................................................10
     SECTION 1.6   Notices, Etc., to Trustee and Company...............................................11
     SECTION 1.7   Notice to Holders; Waiver...........................................................12
     SECTION 1.8   Conflict with Trust Indenture Act...................................................12
     SECTION 1.9   Effect of Headings and Table of Contents............................................12
     SECTION 1.10  Successors and Assigns..............................................................12
     SECTION 1.11  Separability Clause.................................................................12
     SECTION 1.12  Benefits of Indenture...............................................................13
     SECTION 1.13  Governing Law.......................................................................13
     SECTION 1.14  Legal Holidays......................................................................13

ARTICLE II. SECURITY FORMS.............................................................................13

     SECTION 2.1   Forms Generally.....................................................................13
     SECTION 2.2   Form of Securities..................................................................14
     SECTION 2.3   Form of Legend for Securities.......................................................14
     SECTION 2.4   Form of Trustee's Certificate of Authentication.....................................16

ARTICLE III. THE SECURITIES............................................................................16

     SECTION 3.1   Title and Terms.....................................................................16
     SECTION 3.2   Denominations.......................................................................17
     SECTION 3.3   Execution, Authentication, Delivery and Dating......................................17
     SECTION 3.4   Registration, Registration of Transfer and Exchange.................................18
     SECTION 3.5   Mutilated, Destroyed, Lost and Stolen Securities....................................23
     SECTION 3.6   Payment of Interest; Interest Rights Preserved......................................23
     SECTION 3.7   Persons Deemed Owners...............................................................24
     SECTION 3.8   Cancellation........................................................................25
     SECTION 3.9   Computation of Interest.............................................................25

ARTICLE IV. SATISFACTION AND DISCHARGE.................................................................25

     SECTION 4.1   Satisfaction and Discharge of Indenture.............................................25
     SECTION 4.2   Application of Trust Money..........................................................26

----------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

ARTICLE V. REMEDIES....................................................................................26

     SECTION 5.1   Events of Default...................................................................26
     SECTION 5.2   Acceleration of Maturity; Rescission and Annulment..................................28
     SECTION 5.3   Collection of Indebtedness and Suits for Enforcement by Trustee.....................29
     SECTION 5.4   Trustee May File Proofs of Claim....................................................29
     SECTION 5.5   Trustee May Enforce Claims Without Possession of Securities.........................30
     SECTION 5.6   Application of Money Collected......................................................30
     SECTION 5.7   Limitation on Suits.................................................................30
     SECTION 5.8   Unconditional Right of Holders to Receive Principal and Interest....................31
     SECTION 5.9   Restoration of Rights and Remedies..................................................31
     SECTION 5.10  Rights and Remedies Cumulative......................................................31
     SECTION 5.11  Delay or Omission Not Waiver........................................................31
     SECTION 5.12  Control by Holders..................................................................32
     SECTION 5.13  Waiver of Past Defaults.............................................................32
     SECTION 5.14  Undertaking for Costs...............................................................32
     SECTION 5.15  Waiver of Stay or Extension Laws....................................................33

ARTICLE VI. THE TRUSTEE................................................................................33

     SECTION 6.1   Certain Duties and Responsibilities.................................................33
     SECTION 6.2   Notice of Defaults..................................................................33
     SECTION 6.3   Certain Rights of Trustee...........................................................33
     SECTION 6.4   Not Responsible for Recitals or Issuance of Securities..............................34
     SECTION 6.5   May Hold Securities.................................................................34
     SECTION 6.6   Money Held in Trust.................................................................35
     SECTION 6.7   Compensation and Reimbursement......................................................35
     SECTION 6.8   Disqualification; Conflicting Interests.............................................35
     SECTION 6.9   Corporate Trustee Required; Eligibility.............................................35
     SECTION 6.10  Resignation and Removal; Appointment of  Successor..................................36
     SECTION 6.11  Acceptance of Appointment by Successor..............................................37
     SECTION 6.12  Merger, Conversion, Consolidation or Succession to Business.........................37
     SECTION 6.13  Preferential Collection of Claims Against Company...................................37
     SECTION 6.14  Appointment of Authenticating Agent.................................................38

ARTICLE VII. HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.........................................39

     SECTION 7.1   Company to Furnish Trustee Names and Addresses of Holders...........................39
     SECTION 7.2   Preservation of Information; Communications to Holders..............................39

----------
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

     SECTION 7.3   Reports by Trustee..................................................................40
     SECTION 7.4   Reports by Company..................................................................40

ARTICLE VIII. CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.....................................40

     SECTION 8.1   Company May Consolidate, Etc., Only on Certain Terms................................40
     SECTION 8.2   Successor Substituted...............................................................41

ARTICLE IX. SUPPLEMENTAL INDENTURES....................................................................42

     SECTION 9.1   Supplemental Indentures Without Consent of Holders..................................42
     SECTION 9.2   Supplemental Indentures with Consent of Holders.....................................42
     SECTION 9.3   Execution of Supplemental Indentures................................................43
     SECTION 9.4   Effect of Supplemental Indentures...................................................43
     SECTION 9.5   Conformity with Trust Indenture Act.................................................43
     SECTION 9.6   Reference in Securities to Supplemental Indentures..................................43

ARTICLE X. COVENANTS...................................................................................44

     SECTION 10.1  Payment of Principal and Interest...................................................44
     SECTION 10.2  Maintenance of Office or Agency.....................................................44
     SECTION 10.3  Money for Security Payments to Be Held in Trust.....................................44
     SECTION 10.4  Statement by Officers as to Default.................................................45
     SECTION 10.5  Existence...........................................................................45
     SECTION 10.6  Maintenance of Properties...........................................................46
     SECTION 10.7  Payment of Taxes and Other Claims...................................................46
     SECTION 10.8  Negative Pledge.....................................................................46
     SECTION 10.9  No Disposition......................................................................46
     SECTION 10.10 Rule 144A and Other Information.....................................................47
     SECTION 10.11 Waiver of Certain Covenants.........................................................47
     SECTION 10.12 Ability of the Company to Hold Securities...........................................48

ARTICLE XI. REDEMPTION OF SECURITIES...................................................................48

     SECTION 11.1  Right of Redemption.................................................................48
     SECTION 11.2  Applicability of Article............................................................48
     SECTION 11.3  Election to Redeem; Notice to Trustee...............................................48
     SECTION 11.4  Selection by Trustee of Securities to Be Redeemed...................................48
     SECTION 11.5  Notice of Redemption................................................................49
     SECTION 11.6  Deposit of Redemption Price.........................................................49
     SECTION 11.7  Securities Payable on Redemption Date...............................................49
     SECTION 11.8  Securities Redeemed in Part.........................................................50

ARTICLE XII. DEFEASANCE AND COVENANT DEFEASANCE........................................................50

----------
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

     SECTION 12.1  Company's Option to Effect Defeasance or Covenant Defeasance........................50
     SECTION 12.2  Defeasance and Discharge............................................................50
     SECTION 12.3  Covenant Defeasance.................................................................51
     SECTION 12.4  Conditions to Defeasance or Covenant Defeasance.....................................51
     SECTION 12.5  Deposited Money and U.S. Government Obligations to Be Held in Trust;
                     Miscellaneous Provisions..........................................................53
     SECTION 12.6  Reinstatement.......................................................................53
     SECTION 12.7  Qualifying Trustee..................................................................54

Exhibit A  - Form of Initial Security
Exhibit B - Form of Exchange Security or Private Exchange Security Exhibit C - Form of Transfer Certificate: Rule 144A Global Security to
             Regulation S Global Security

----------
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

          INDENTURE, dated as of April 12, 2004, between FBL Financial Group, Inc., a corporation duly organized and existing under the laws of the State of Iowa (herein called the "Company"), having its principal office at 5400 University Avenue, West Des Moines, Iowa 50266, and Deutsche Bank Trust Company Americas, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of its 5.85% Senior Notes due 2014 (herein called the "Initial Securities") and 5.85% Senior Exchange Notes due 2014 (herein called the "Exchange Securities"; and, collectively with the Initial Securities, the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase from time to time of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I.

          DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1       DEFINITIONS.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation;

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (5) references to sections of or rules under the Securities Act will be deemed to include substitute, replacement of successor sections or rules adopted by the Commission from time to time.

          "Act", when used with respect to any Holder, has the meaning specified in Section 1.5.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent Member" means any member of, or participant in, the Depositary.

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Broker-Dealer" has the meaning set forth in the Registration Rights Agreement.

          "Clearstream" means Clearstream Banking, societe anonyme, Luxembourg, or any successor securities clearing agency.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, or its Chief Financial Officer, and by its Treasurer, its Secretary or its Senior Vice President and General Counsel, and delivered to the Trustee.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 60 Wall Street, 27th Floor, New York, NY 10005.

          "corporation" means a corporation, association, company, joint-stock company or business or statutory trust.

          "Covenant Defeasance" has the meaning specified in Section 12.3.

          "Defaulted Interest" has the meaning specified in Section 3.6.

          "Defeasance" has the meaning specified in Section 12.2.

          "Definitive Securities" means physical securities in fully registered form.

          "Definitive Exchange Securities" means Exchange Securities that are physical securities in fully registered form.

          "Depositary" means, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for the Securities, the initial such Depositary to be The Depository Trust Company.

          "Euroclear" means Euroclear Bank S.A./N.V., as the operator of the Euroclear System, or any successor securities clearing agency.

          "Event of Default" has the meaning specified in Section 5.1.

          "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

          "Exchange Securities" means the Securities issued in any Registered Exchange Offer as permitted by Section 3.4(d) hereof.

          "Exchange Offer Registration Statement" has the meaning set forth in the Registration Rights Agreement.

          "Fair Value" has the meaning specified in Section 10.9.

          "Global Security" means a Security that evidences all or part of the Securities, registered in the name of the Depositary or its nominee, and bears the relevant legend(s) set forth in Section 2.3.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indebtedness" of any person means the principal of, premium, if any, and interest due on indebtedness of such Person, whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, which is (a) indebtedness for money borrowed, and (b) any amendments, renewals, extensions, modifications and refundings of any such indebtedness. For the purposes of this definition, "indebtedness for money borrowed" means (i) any obligation of, or any obligation guaranteed by, such Person for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, (ii) any obligation of, or any such obligation guaranteed by, such Person evidenced by bonds, debentures, notes or similar written instruments, including obligations assumed or incurred in connection with the acquisition of property, assets or businesses (PROVIDED, HOWEVER, that the deferred purchase price of any other business or property or assets shall not be considered Indebtedness if the purchase price thereof is payable in full within 90 days from the date on which such indebtedness was created), (iii) any obligations of such Person as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles in the United States and leases of property or assets made as part of any sale and lease-back transaction to which such Person is a party; and (iv) any obligation of, or any such obligation guaranteed by, any Person for the payment of amounts due under a swap agreement or other similar instrument or agreement or foreign currency hedge exchange or similar instrument or agreement.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

          "Initial Securities" means the first $75,000,000 aggregate principal amount of Securities issued under this Indenture on the date hereof.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Letter of Transmittal" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Securities for use by such Holders in connection with the Registered Exchange Offer.

          "Lien" means any mortgage, deed of trust, pledge, lien, security interest or other encumbrance (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any filing or agreement to give a lien or file a financing statement as a debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third party of property under a lease which is not in the nature of a conditional sale or title retention agreement).

          "Life Companies" has the meaning specified in Section 10.9.

          "Maturity", when used with respect to a Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Notice of Default" means a written notice of the kind specified in
Section 5.1(3) or 5.1(4).

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, or the Chief Financial Officer, and by the Treasurer, the Secretary or the Senior Vice President and General Counsel of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 10.4 shall be the principal executive, financial or accounting officer of the Company.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities as to which Defeasance has been effected pursuant to Section 12.2; and

                  (iv)    Securities which have been paid pursuant to Section
          3.5 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the

Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. In connection with any request, demand, authorization, direction, consent or waiver hereunder, all Outstanding Securities will vote and consent together on all matters as one class and none of the Outstanding Securities will have the right to vote or consent as a class separate from one another on any matter.

          "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, or interest on any Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.5 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Private Exchange Securities" means Exchange Securities issued pursuant to this Indenture in connection with any Private Exchange (as defined in the Registration Rights Agreement) effected pursuant to the Registration Rights Agreement.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Exchange Offer" has the meaning set forth in the Registration Rights Agreement.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of April 12, 2004, among the Company, Keefe, Bruyette & Woods, Inc. and ABN AMRO Incorporated, as such agreement may be amended, modified or supplemented from time to time.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

          "Regulation S Global Security" has the meaning specified in Section 2.1(b).

          "Regulation S Securities" means all Securities offered and sold as part of its initial distribution to Persons outside the United States in accordance with Regulation S under the Securities Act.

          "Responsible Officer", when used with respect to the Trustee, means any managing director, any director, any vice president, any assistant vice president, any associate or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Definitive Securities" has the meaning specified in
Section 2.1(d).

          "Restricted Period" means, with respect to the Global Securities initially offered and sold in reliance on Regulation S, the period of 40 consecutive days beginning on and including the later of (i) the day that the underwriter(s), initial purchaser(s) or placement agent(s), if any, for the offering of such Global Securities advises the Company and the Trustee in writing is the day on which such Global Securities were first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the date such Global Securities were issued.

          "Restricted Securities" means, collectively, the Rule 144A Global Security, the Regulation S Global Security and the Restricted Definitive Securities.

          "Restricted Securities Legend" means the legend(s) substantially in the form of the legend required in accordance with Sections 2.3(a) and 2.3(b) to be placed upon each Restricted Security.

          "Restricted Subsidiary" means a Subsidiary incorporated under the laws of any state of the United States or of the District of Columbia; PROVIDED that no such Subsidiary shall be a Restricted Subsidiary if (1) the total assets of such Subsidiary are less than 10% of the total assets of the Company and its consolidated Subsidiaries (including such Subsidiary), in each case as set forth on the most recent fiscal year-end balance sheets of such Subsidiary and the Company, respectively, and determined in accordance with generally accepted accounting principles in the United States, or (2) in the judgment of the Board of Directors, as evidenced by a Board Resolution, such Subsidiary is not material to the financial condition of the Company and its consolidated Subsidiaries taken as a whole.

          "Rule 144" means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

          "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

          "Rule 144A Global Security" has the meaning specified in Section
2.1(c).

          "Rule 144A Information" means such information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provision (or successor provision) may be amended from time to time.

          "Rule 144A Securities" means Securities offered and sold as part of its initial distribution in transactions exempt from the registration requirements of the Securities Act, other than pursuant to Regulation S, to Persons who are "qualified institutional buyers" pursuant to Rule 144A.

          "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture. The Initial Securities and the Exchange Securities, if any, shall be treated as a single class for all purposes under this Indenture, and unless the context otherwise requires, all references to the Securities shall include the Initial Securities and any Exchange Securities.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.4.

          "Shelf Registration Statement" has the meaning set forth in the Registration Rights Agreement.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.6.

          "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "U.S. Government Obligation" has the meaning specified in Section
12.4.

          "U.S. Person" has the meaning specified in Regulation S.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Unrestricted Definitive Security" means one or more Definitive Securities that do not bear and are not required to bear the Restricted Securities Legend.

SECTION 1.2       INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

          Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture.

          The following Trust Indenture Act terms used in this Indenture have the following meanings:

          "indenture securities" means the Securities;

          "indenture security holder" means a Holder of a Security;

          "indenture to be qualified" means this Indenture;

          "indenture trustee" or "institutional trustee" means the Trustee; and

          "obligor" on the Securities means the Company and any successor obligor upon the Securities.

          All other terms used in this Indenture that are defined by the Trust Indenture Act, defined in the Trust Indenture Act by reference to another statute or defined by Commission rule under the Trust Indenture Act have the meanings so assigned to them.

SECTION 1.3       COMPLIANCE CERTIFICATES AND OPINIONS.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the Officers' Certificate required by Section 10.4) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.4       FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.5       ACTS OF HOLDERS; RECORD DATES.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

          (d) The ownership of Securities shall be proved by the Security Register.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.6       NOTICES, ETC., TO TRUSTEE AND COMPANY.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
     Institutional Trust Services, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.7       NOTICE TO HOLDERS; WAIVER.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.8       CONFLICT WITH TRUST INDENTURE ACT.

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 1.9       EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.10      SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.11      SEPARABILITY CLAUSE.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.12      BENEFITS OF INDENTURE.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.13      GOVERNING LAW.

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

SECTION 1.14      LEGAL HOLIDAYS.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, PROVIDED that no interest shall accrue on the payment so deferred for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE II.

                                 SECURITY FORMS

SECTION 2.1       FORMS GENERALLY.

          (a) The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

          The definitive Securities shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          (b) Except as otherwise provided herein, Regulation S Securities shall be issued in the form of one or more Global Securities (collectively, the "Regulation S Global Security") in definitive, fully registered form, without interest coupons, substantially in the form set forth in Section 2.2, with such applicable legends as are provided for in Sections 2.2. and 2.3. Such Regulation S Global Security shall be registered in the name of the Depositary or its nominee and shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts of owners of beneficial interests in such Security. The aggregate principal amount of the Regulation S Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as hereinafter provided.

          (c) Except as otherwise provided herein, Rule 144A Securities shall be issued in the form of one or more Global Securities (collectively, the "Rule 144A Global Security") in definitive, fully registered form, without interest coupons, substantially in the form of Security set forth in Section 2.2, with such applicable legends as are provided for in Sections 2.2 and 2.3. Such Rule 144A Global Security shall be registered in the name of the Depositary or its nominee and shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts of owners of beneficial interests in such Security. The aggregate principal amount of the Rule 144A Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as hereinafter provided.

          (d) Except as otherwise provided herein, the Securities offered and sold to institutions that are "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D who are not also "qualified institutional buyers" within the meaning of Rule 144A shall be issued in the names of their initial beneficial owners and delivered to such Holders in definitive form, without interest coupons with such applicable legends as are provided for in Sections 2.2 and 2.3. Such Securities are referred to in this Indenture as the "Restricted Definitive Securities".

SECTION 2.2       FORM OF SECURITIES.

          (a) FORM OF INITIAL SECURITY. The Initial Securities will be substantially in the form of EXHIBIT A hereto, which is a part of this Indenture, and all of the provisions of which shall be deemed to be included in this Indenture.

          (b) FORM OF EXCHANGE SECURITY AND PRIVATE EXCHANGE SECURITY. The Exchange Securities and the Private Exchange Securities will be substantially in the form of EXHIBIT B hereto, which is a part of this Indenture, and all of the provisions of which shall be deemed to be included in this Indenture.

SECTION 2.3       FORM OF LEGEND FOR SECURITIES.

          Every Security authenticated and delivered hereunder shall bear one or more of the appropriate legends in substantially the following forms described below:

          (a) If the Security is a Restricted Security or is a Private Exchange Security that is required to contain a Restricted Securities Legend pursuant to Section 3.4(d)(2), then insert the following legend:

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT

BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, IN A MINIMUM PRINCIPAL AMOUNT OF $100,000 TO AN INSTITUTIONAL ACCREDITED INVESTOR, AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") WHO CERTIFIES TO THE COMPANY AND THE TRUSTEE THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND NOT WITH A VIEW TO ANY RESALE OR DISTRIBUTION THEREOF OTHER THAN IN ACCORDANCE WITH THE RESTRICTIONS REFERRED TO HEREIN, IN EACH CASE (A) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. SECURITIES OWNED BY AN INITIAL INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND HAS NOT PURCHASED THE SECURITIES PURSUANT TO REGULATION S MAY NOT BE HELD IN BOOK-ENTRY FORM AND MAY NOT BE TRANSFERRED WITHOUT CERTIFICATION THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

          (b) If the Security is a Regulation S Global Security, then insert the following legend:

"PRIOR TO THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES WITHIN THE MEANING OF REGULATION S OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON WITHIN THE MEANING OF REGULATION S."

          (c) If the Security is a Global Security, then insert the following legend:

"THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE."

          (d) If the Security is a Global Security and The Depository Trust Company is to be the Depositary therefor, then insert the following legend:

"UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

SECTION 2.4       FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

          This is one of the Securities referred to in the within-mentioned Indenture.

                                                             DEUTSCHE BANK TRUST
                                                               COMPANY AMERICAS,
                                                                      AS TRUSTEE

                                                       By
                                                         -----------------------
                                                              AUTHORIZED OFFICER


                                  ARTICLE III.

                                 THE SECURITIES

SECTION 3.1       TITLE AND TERMS.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $75,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.4, 3.5, 9.6, or 11.8 and except that the Company may, if, when and as authorized by a Board Resolution, issue additional Securities under this Indenture of substantially the same tenor herein set forth, which additional securities shall be treated as Securities for all purposes of this Indenture.

          The Securities shall be known and designated as the "5.85% Senior Notes due 2014" of the Company. Their Stated Maturity shall be April 15, 2014, and they shall bear interest at the rate of 5.85% per annum, from April 12, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on April 15 and October 15, commencing October 15, 2004, until the principal thereof is paid or made available for payment.

          Payment of the principal of, premium, if any, and interest on the Securities shall be made, subject to surrender of the Security in the case of payment of principal and premium, if any, at the office or agency of the Company maintained for that purpose in The City of New York, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or in such other manner as may be mutually acceptable to the Company and the Trustee; PROVIDED, HOWEVER, upon written request by any Holder given to the Trustee not later than 15 days prior to the Stated Maturity of principal or interest, payment of principal or interest due at the Stated Maturity may be made, subject to surrender of the Security in the case of payment of principal, by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto pursuant to Section 3.7.

          The Securities shall be redeemable as provided in Article Eleven.

          The Securities shall rank PARI PASSU with other existing and future unsecured senior indebtedness of the Company.

SECTION 3.2       DENOMINATIONS.

          Securities that are not Restricted Definitive Securities are issuable only in fully registered form, without coupons, in denominations of $1,000 and any integral multiple thereof.

          Securities that are Restricted Definitive Securities are issuable only in registered form without coupons and in denominations of $100,000 and integral multiples of $1,000 in excess thereof.

SECTION 3.3       EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, or its Chief Financial Officer attested by its Secretary, or by its Senior Vice President and General Counsel. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of any authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 3.4       REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

          (a) REGISTRATION OF TRANSFER AND EXCHANGE GENERALLY. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office or in any other office or agency designated pursuant to Section 10.2 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities or for exchange of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. If and so long as the Trustee is not the Security Registrar, the Trustee shall have the right to inspect the Security Register during regular business hours.

          Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

          At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 9.6 or 11.8 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.4 and ending at the close of business on the day of such mailing, or (ii) to register the

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transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          The provisions of clauses (1), (2), (3), (4) and (5) below shall apply only to Global Securities:

          (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (2) Notwithstanding any other provision in this Indenture or the Securities, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary
     (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security and a successor Depositary has not been appointed by the Company within 60 days of receipt by the Company of such notification or (ii) has ceased to be a clearing agency registered under the Exchange Act and a successor Depositary has not been appointed by the Company within 60 days after the Company became aware of such cessation or
     (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security.

          (3) Subject to clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

          (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 3.5, 9.6 or 11.8 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

          (5) None of the Company, the Trustee nor any agent of the Company or the Trustee will have any responsibility or liability for the accuracy or completeness of the records relating to or payments made on account of beneficial ownership interests of a Global Security, for any act or omissions of a Depositary or transactions between the Depositary and beneficial owners, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          (b) CERTAIN TRANSFERS AND EXCHANGES GENERALLY. Notwithstanding any other provisions of this Indenture or the Securities, transfers of a Global Security, in whole or in part, transfers and exchanges of interests therein of the kinds described in clauses (3), (4) and (5) below and exchanges of interests in Global Securities or of other Securities as described in clause (6) below shall be made only in accordance with this Section 3.4(b). Transfers and

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exchanges subject to this Section 3.4 shall also be subject to the other provisions of this Indenture that are not inconsistent with this Section 3.4.

          (1) LIMITATION ON TRANSFERS OF A GLOBAL SECURITY. Except as provided in Section 3.4(a), a Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee thereof, and no such transfer to any such other Person may be registered; PROVIDED that this clause (1) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 3.4(b)(1) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 3.4(b).

          (2) RULE 144A GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY. If the holder of a beneficial interest in the Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.4(b)(2). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Rule 144A Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and
     (C) a certificate in substantially the form set forth in EXHIBIT C given by or on behalf of the owner of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the Rule 144A Global Security and to increase the principal amount of the Regulation S Global Security by the principal amount of the beneficial interest in the Rule 144A Global Security to be so transferred, and the Trustee, as Security Registrar, shall make an appropriate adjustment on its records and shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount so transferred.

          (3) REGULATION S GLOBAL SECURITY TO RULE 144A GLOBAL SECURITY. If the holder of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.4(b)(3); provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Global Securities may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an initial purchaser). Upon receipt by

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     the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Rule 144A Global Security in a principal amount equal to that of the beneficial interest in the Regulation S Global Security to be so transferred and (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the Regulation S Global Security and to increase the principal amount of the Rule 144A Global Security by the principal amount of the beneficial interest in the Regulation S Global Security to be so transferred, and the Trustee, as Security Registrar, shall make an appropriate adjustment on its records and shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Security having a principal amount equal to the amount so transferred.

          (4) EXCHANGES OF GLOBAL SECURITY FOR NON-GLOBAL SECURITY. Securities that are Global Securities may be exchanged (on transfer or otherwise) for Securities that are not Global Securities or for beneficial interests in a Global Security (if any is then Outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of clauses (1) through (3) above and (5) below (including the certification requirements intended to insure that transfers and exchanges of beneficial interests in a Global Security comply with Rule 144A, Rule 144 or Regulation S, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Company and the Trustee.

          (5) INTERESTS IN REGULATION S GLOBAL SECURITIES TO BE HELD THROUGH EUROCLEAR OR CLEARSTREAM. Until the termination of the Restricted Period, interests in any Regulation S Global Security may be held only through Agent Members acting for and on behalf of Euroclear and Clearstream.

          (c) SECURITIES ACT LEGENDS. Each Restricted Security and Global Security issued hereunder shall, upon issuance, bear the legends required by
Section 2.2 and Section 2.3 to be applied to such a Security and such required legends shall not be removed from such Security except as provided in the next sentence, Section 3.4(a) or Section 3.4(d). The legend required for a Restricted Security may be removed from a Security if there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as may be reasonably required by the Company that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Security will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the direction of the Company, shall authenticate and deliver in exchange for such Security another Security or Securities having an equal aggregate principal amount that does not bear such legend. If such a Restricted Securities Legend required for a Restricted Security has been removed from a Security as provided above, neither such Security nor any other Security issued in exchange for

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all or any part of such Security shall bear such legend, unless the Company has reasonable cause to believe that such other Security is a "restricted security" within the meaning of Rule 144 and instructs the Trustee to cause a legend to appear thereon.

          (d) TRANSFERS OR EXCHANGES IN CONNECTION WITH A REGISTERED EXCHANGE OFFER OR REGISTRATION STATEMENT.

          (1) Notwithstanding anything else in this Indenture to the contrary, upon the consummation of a Registered Exchange Offer as contemplated by the Exchange Offer Registration Statement with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Exchange Securities in exchange for their Initial Securities, Definitive Securities with the Restricted Securities Legend will be available to Holders that do not exchange their Initial Securities and Definitive Exchange Securities will be available to Holders that exchange such Initial Securities in such Registered Exchange Offer; provided, however, that in connection with any such exchange, the Holder of such Initial Securities that are to be exchanged certifies in the applicable Letter of Transmittal that it is not (a) a Broker-Dealer, (b) a Person participating in the distribution of the Exchange Securities or (c) a Person who is an affiliate (as defined in Rule 144) of the Company.

          (2) Notwithstanding anything else in this Indenture to the contrary, upon the consummation of a Private Exchange with respect to Initial Securities in accordance with the provisions of the Registration Rights Agreement, Private Exchange Securities will be exchanged with such Initial Securities, provided that the Private Exchange Securities will (i) be in the same form (either a Global Security or a Definitive Security) as such Initial Security, and (ii) will contain the same Restricted Securities Legends, if any, contained in such Initial Security. In addition, all requirements pertaining to such Securities that Securities issued to certain holders be issued in the form of a Global Security will remain in effect.

          (3) Notwithstanding anything else in this Indenture to the contrary, after a transfer of any Securities or Private Exchange Securities pursuant to the Shelf Registration Statement in accordance with the provisions of the Registration Rights Agreement, with respect to such Securities or Private Exchange Securities, as the case may be, (i) all requirements pertaining to the Restricted Securities Legend or other legends on such Security or such Private Exchange Security will cease to apply, (ii) the requirements requiring that any such Security or such Private Exchange Security issued to certain Holders be issued in the form of a Global Security will cease to apply and (iii) an Unrestricted Definitive Security or Private Exchange Security without the Restricted Securities Legend or other legends will be available to the transferee of the Holder of such Securities or Private Exchange Securities or upon receipt of directions to transfer such Holder's interest in the Global Security, as applicable.

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SECTION 3.5       MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.6       PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest and shall be made by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.7 of the Indenture, to the address of such Person as it appears on the Security Register, or in such other manner as may be mutually acceptable to the Company and the Trustee; PROVIDED, HOWEVER, upon written request by any Holder given to the Trustee not later than 15 days prior to the Interest Payment Date, payment of interest may be made by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto pursuant to said Section 3.7.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.7       PERSONS DEEMED OWNERS.

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.6) interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.8       CANCELLATION.

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 3.9       COMPUTATION OF INTEREST.

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                   ARTICLE IV.

                           SATISFACTION AND DISCHARGE

SECTION 4.1       SATISFACTION AND DISCHARGE OF INDENTURE.

          This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)     either

                  (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.5 and
          (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 10.3) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

          (a)     have become due and payable, or

          (b) will become due and payable at their Stated Maturity within one year, or

          (c) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

          (d) and the Company, in the case of (a), (b) or (c) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

SECTION 4.2       APPLICATION OF TRUST MONEY.

          Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V.

                                    REMEDIES

SECTION 5.1       EVENTS OF DEFAULT.

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of and premium, if any, on any Security at its Maturity; or

          (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced, any indebtedness for money borrowed by the Company in excess of $25 million principal amount, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay any portion of the principal of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; PROVIDED, HOWEVER, that, subject to the provisions of Sections 6.1 and 6.2, the Trustee shall not be deemed to have knowledge of such default unless either
     (A) a Responsible Officer of the Trustee assigned to its Corporate Trust Office shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

          (5)     the entry by a court having jurisdiction in the premises of
     (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

SECTION 5.2       ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

          If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (A)     all overdue interest on all Securities,

                  (B) the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

          and

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          (2)     all Events of Default, other than the non-payment of the
     principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.3       COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                  TRUSTEE.

                  The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of or premium, if any, on any Security at the Maturity thereof,

          the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, premium, if any, and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium, if any, and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4       TRUSTEE MAY FILE PROOFS OF CLAIM.

          In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.7.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization,

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arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 5.5       TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.6       APPLICATION OF MONEY COLLECTED.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 6.7; and

          SECOND: To the payment of the amounts then due and unpaid for principal of, premium, if any, on and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively.

SECTION 5.7       LIMITATION ON SUITS.

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

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          (5)     no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 5.8       UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND
                  INTEREST.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.6) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.9       RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10      RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.5, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11      DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

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SECTION 5.12      CONTROL BY HOLDERS.

          The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, PROVIDED that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction and

          (3) the Trustee shall have the right to decline to follow any such direction if the Trustee shall have reasonable grounds for believing that such direction would involve the Trustee in personal liability for which the security or indemnity provided under Article Six would not be sufficient.

SECTION 5.13      WAIVER OF PAST DEFAULTS.

          The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of, premium of, if any, or interest on any Security, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14      UNDERTAKING FOR COSTS.

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; PROVIDED, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

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SECTION 5.15      WAIVER OF STAY OR EXTENSION LAWS.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI.

                                   THE TRUSTEE

SECTION 6.1       CERTAIN DUTIES AND RESPONSIBILITIES.

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. If an Event of Default occurs and is continuing, the Trustee shall exercise such of its rights and powers under this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2       NOTICE OF DEFAULTS.

          The Trustee shall give the Holders notice of any default hereunder within 90 days of the occurrence thereof or within such other time period as may be specified by the Trust Indenture Act, in each case to the extent and in the manner provided for in the Trust Indenture Act. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 6.3       CERTAIN RIGHTS OF TRUSTEE.

          Subject to the provisions of Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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          (b)     any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 6.4       NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.5       MAY HOLD SECURITIES.

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

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SECTION 6.6       MONEY HELD IN TRUST.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.7       COMPENSATION AND REIMBURSEMENT.

          The Company agrees:

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, consultants and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          The Trustee shall have a lien prior to the Securities upon all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 6.7, except with respect to funds held in trust for the benefit of the Holders of particular Securities. The obligations of the Company under this Section 6.7 shall survive payment in full of the Securities, the resignation or removal of the Trustee and the termination of this Indenture.

SECTION 6.8       DISQUALIFICATION; CONFLICTING INTERESTS.

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 6.9       CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time

                                      -35-
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the Trustee shall cease to be eligible in accordance with the provisions of this
Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.10      RESIGNATION AND REMOVAL; APPOINTMENT OF  SUCCESSOR.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d)     If at any time:

          (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six

                                      -36-
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months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.7. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 6.11      ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12      MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13      PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

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SECTION 6.14      APPOINTMENT OF AUTHENTICATING AGENT.

          The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption or pursuant to Section 3.5, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, PROVIDED such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

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          If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
     As Trustee

          By                  ,
     As Authenticating Agent

          By                  ,
     Authorized Officer

                                  ARTICLE VII.

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.1       COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

          The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 7.2       PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

          If the Trustee is not the Securities Registrar, the Company will furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Securities and the Company shall otherwise comply with Section 312(a) of the Trust Indenture Act.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar and the Trustee shall otherwise comply with

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Section 312(a) of the Trust Indenture Act. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 7.3       REPORTS BY TRUSTEE.

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 3.13(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each January 12 following the date of this Indenture, deliver to Holders a brief report, dated as of such January 12, which complies with the provisions of such Section 3.13(a).

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 7.4       REPORTS BY COMPANY.

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; PROVIDED that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE VIII.

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.1       COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

          The Company shall not consolidate with or merge into any other Person or sell, convey, transfer or lease all or substantially all of its properties and assets as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

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          (1)     (a) the Company is the continuing corporation in any such
     consolidation or merger, or (b) in case the Company shall consolidate with or merge into another Person or sell, convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires or leases the properties and assets of the Company substantially as an entirety shall be a corporation, partnership, limited liability company or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

          (3) if, as a result of any such consolidation or merger or such sale, conveyance, transfer or lease, the Company's properties and assets would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 8.2       SUCCESSOR SUBSTITUTED.

          Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

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                                   ARTICLE IX.

                             SUPPLEMENTAL INDENTURES

SECTION 9.1       SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3)     to secure the Securities; or

          (4) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture; PROVIDED that such action pursuant to this clause (4) shall not adversely affect the interests of the Holders in any material respect.

SECTION 9.2       SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

          With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain

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     provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3)     modify any of the provisions of this Section, Section 5.13 or
     Section 1.12, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.3       EXECUTION OF SUPPLEMENTAL INDENTURES.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.4       EFFECT OF SUPPLEMENTAL INDENTURES.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.5       CONFORMITY WITH TRUST INDENTURE ACT.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 9.6       REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

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                                   ARTICLE X.

                                    COVENANTS

SECTION 10.1      PAYMENT OF PRINCIPAL AND INTEREST.

          The Company will duly and punctually pay the principal of, premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 10.2      MAINTENANCE OF OFFICE OR AGENCY.

          The Company will maintain in The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.3      MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

          If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of, premium, if any, or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the

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provisions of the Trust Indenture Act applicable to it as a Paying Agent and
(ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.4      STATEMENT BY OFFICERS AS TO DEFAULT.

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 10.5      EXISTENCE.

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

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SECTION 10.6      MAINTENANCE OF PROPERTIES.

          The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 10.7      PAYMENT OF TAXES AND OTHER CLAIMS.

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 10.8      NEGATIVE PLEDGE.

          As long as Securities are Outstanding, the Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, assume, incur or permit to exist any Indebtedness that is secured by any Lien on the capital stock of a Restricted Subsidiary unless the Securities are secured equally and ratably with (or prior to) such Indebtedness for at least the time period such Indebtedness is so secured.

SECTION 10.9      NO DISPOSITION.

          As long as Securities are Outstanding, the Company shall not, and shall not permit Farm Bureau Life Insurance Company and EquiTrust Life Insurance Company (collectively, the "Life Companies"), to issue, sell, transfer or otherwise dispose of any shares of capital stock of the Life Companies or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Life Companies, or warrants, rights or options to subscribe for or purchase shares of capital stock of the Life Companies, unless (i) such issuance, sale, transfer or other disposition is for at least fair value (as determined by the Board of Directors acting in good faith, such action to be evidenced by a Board Resolution) ("Fair Value") and (ii) the Company will own, directly or indirectly, at least 80% of the capital stock of the Life Companies after giving effect to such transaction. In addition, the Company shall not cause or permit either of the Life Companies to:

          (1) merge or consolidate with or into any corporation or other Person, unless such merger or consolidation is for at least Fair Value and
     (i) the surviving corporation or

     Person is the Company, or (ii) at least 80% of the surviving corporation's issued and outstanding voting stock is owned, directly or indirectly, by the Company; or

          (2) lease, sell, assign or transfer all or substantially all of its properties and assets to any corporation or other Person (other than the Company), unless such lease, sale, assignment or transfer is for at least Fair Value and at least 80% of the issued and outstanding voting stock of that corporation or other Person is owned, directly or indirectly, by the Company following such lease, sale or assignment.

Notwithstanding the foregoing, the Company may merge or consolidate any of its other Subsidiaries (including its other insurance company Subsidiaries) into or with another of its wholly-owned Subsidiaries and the Company may sell, transfer or otherwise dispose of its business in accordance with Section 8.1. In addition, this Section 10.9 shall not prohibit any such issuance or disposition of capital stock or other securities either (i) to the Company or the Life Companies in accordance with applicable law or (ii) if required by law or any regulation or order of any governmental or insurance regulatory authority.

SECTION 10.10     RULE 144A AND OTHER INFORMATION.

          (a) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Security or a beneficial owner of an interest in a Global Security, the Company shall promptly furnish or cause to be furnished Rule 144A Information to such Holder or beneficial owner, or to a prospective purchaser of such Security or a beneficial interest in a Global Security designated by such Holder or beneficial owner of such interest, in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Security by such Holder or beneficial owner.

          (b) The Company shall deliver to the Trustee, who shall deliver to each Holder without charge, (i) as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and (ii) during any period in which the Company is subject to Section 13 or 15(d) of the Exchange Act, the annual reports, quarterly reports and current reports which the Company is required to file with the Securities and Exchange Commission pursuant to
Section 13 or 15(d) of the Exchange Act.

SECTION 10.11     WAIVER OF CERTAIN COVENANTS.

          The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.8 to 10.10, inclusive, if before the time for such compliance the Holders of at least 66 2/3% in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

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SECTION 10.12     ABILITY OF THE COMPANY TO HOLD SECURITIES.

          The Company shall be permitted to hold Securities or beneficial interests in the Securities for its own account, subject to the provisions of this Indenture.

                                   ARTICLE XI.

                            REDEMPTION OF SECURITIES

SECTION 11.1      RIGHT OF REDEMPTION.

          The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time, at the Redemption Price specified in the form of Security hereinbefore set forth, together with accrued interest to the Redemption Date.

SECTION 11.2      APPLICABILITY OF ARTICLE.

          Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 11.3      ELECTION TO REDEEM; NOTICE TO TRUSTEE.

          The election of the Company to redeem any Securities pursuant to
Section 11.1 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 11.4      SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

          If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

          The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

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SECTION 11.5      NOTICE OF REDEMPTION.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (1)     the Redemption Date,

          (2)     the manner of calculating the Redemption Price,

          (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed, and

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 11.6      DEPOSIT OF REDEMPTION PRICE.

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date. Promptly after the calculation of the Redemption Price, the Company will give the Trustee and the Paying Agent notice thereof.

SECTION 11.7      SECURITIES PAYABLE ON REDEMPTION DATE.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.6.

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          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 11.8      SECURITIES REDEEMED IN PART.

          Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  ARTICLE XII.

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 12.1      COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

          The Company may elect, at its option at any time, to have Section 12.2 or Section 12.3 applied to the Securities, as the case may be, upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution.

SECTION 12.2      DEFEASANCE AND DISCHARGE.

          Upon the Company's exercise of its option (if any) to have this Section applied to the Securities, the Company shall be deemed to have been discharged from its obligations with respect to the Securities as provided in this Section on and after the date the conditions set forth in Section 12.4 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Securities and to have satisfied all its other obligations under the Securities and this Indenture (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of the Securities to receive, solely from the trust fund described in Section 12.4 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on the Securities when payments are due, (2) the Company's obligations with respect to the Securities under Sections 3.4, 3.5, 10.2 and 10.3, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to the Securities notwithstanding the prior exercise of its option (if any) to have Section 12.3 applied to the Securities.

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SECTION 12.3      COVENANT DEFEASANCE.

          Upon the Company's exercise of its option (if any) to have this Section applied to the Securities, (1) the Company shall be released from its obligations under Section 8.1(3), Sections 10.6 through 10.10, inclusive, and any covenants provided pursuant to Section 9.1(2) for the benefit of the Holders of the Securities, and (2) the occurrence of any event specified in Sections 5.1(3) (with respect to any of Section 8.1(3), Sections 10.6 through 10.10, inclusive, and any such covenants provided pursuant to Section 9.1(2)), shall be deemed not to be or result in an Event of Default, in each case with respect to the Securities as provided in this Section on and after the date the conditions set forth in Section 12.4 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to the Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.1(3)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Securities shall be unaffected thereby.

SECTION 12.4      CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

          The following shall be the conditions to the application of Section
12.2 or Section 12.3 to the Securities:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.9 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for the benefit of, and dedicated solely to, the Holders of the Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of, premium, if any, and interest and any other amounts due on the Securities on the respective Stated Maturities or on a Redemption Date, in accordance with the terms of this Indenture and the Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

          (2) In the event of an election to have Section 12.2 apply to the Securities, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of the Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (3) In the event of an election to have Section 12.3 apply to the Securities, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

          (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 5.1(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

          (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming this Indenture were qualified under the Trust Indenture Act and all Securities were in default within the meaning of such
     Act).

          (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

          (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the

     Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

          (9) If the Securities are to be redeemed prior to Stated Maturity, notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made.

          (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 12.5 DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; MISCELLANEOUS PROVISIONS.

          Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 12.6, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 12.4 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of the Securities, of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 12.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

          Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 12.4 with respect to the Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to the Securities.

SECTION 12.6      REINSTATEMENT.

          If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to the Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and the Securities from which the Company has been discharged or released pursuant to Section 12.2 or 12.3 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to the Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 12.5 with respect to the Securities in accordance with this Article; PROVIDED, HOWEVER, that if the Company makes any payment of principal of, premium, if any, or interest on the Securities following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of the Securities to receive such payment from the money so held in trust.

SECTION 12.7      QUALIFYING TRUSTEE.

          Any trustee appointed pursuant to Section 12.4 for the purpose of holding trust funds deposited pursuant to that Section shall be appointed under an agreement in form acceptable to the Trustee and shall provide to the Trustee a certificate of such trustee, upon which certificate the Trustee shall be entitled to conclusively rely, that all conditions precedent provided for herein to the related Defeasance or Covenant Defeasance have been complied with. In no event shall the Trustee be liable for any acts or omissions of said trustee.

                                -----------------

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                        FBL Financial Group, Inc.


                                        By: /s/
                                           -------------------------------------
                                           Name: James W. Noyce
                                           Title: Chief Financial Officer and
                                                  Chief Administrative Officer

                                        Deutsche Bank Trust Company Americas

                                        By: /s/
                                           -------------------------------------
                                           Name: Richard L. Buckwalter
                                           Title: Vice President

                                                                       EXHIBIT A

                            FORM OF INITIAL SECURITY

          [IF THE SECURITY IS A RESTRICTED SECURITY, INSERT THE APPROPRIATE LEGEND(S) REQUIRED BY SECTION 2.3 OF THE INDENTURE.]

          [INSERT ANY LEGEND REQUIRED BY THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER.]

                            FBL Financial Group, Inc.

                           5.85% Senior Note due 2014

No. __________                                                         $________


          FBL Financial Group, Inc., a corporation duly organized and existing under the laws of the State of Iowa (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of _____________________ Dollars [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT - or such other principal amount as shall be set forth in the Schedule of Increases or Decreases in Global Security attached hereto] on April 15, 2014, and to pay interest thereon from April 12, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15 in each year, commencing October 15, 2004, at the rate of 5.85% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), until the principal hereof is paid or made available for payment; provided, however, that if a Registration Default (as defined in the Registration Rights Agreement) occurs with respect to this Security, additional interest will accrue on this Security at a rate of 0.5% per annum from and including the date on which any such Registration Default shall occur, until but excluding the date on which all Registration Defaults have been cured. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts of the principal of, premium, if any, and interest on this Security will be made, subject to surrender of this Security in the case of payment of principal and premium, if any, at the office or agency of the Company maintained for that

                                   Exhibit A-1
purpose in The City of New York, by mailing a check for such principal, premium or interest payable to or upon the written order of the Person entitled thereto pursuant to Section 3.6 of such Indenture, to the address of such Person as it appears on the Security Register, or in such other manner as may be mutually acceptable to the Company and the Trustee; PROVIDED, HOWEVER, upon written request by any Holder given to the Trustee not later than 15 days prior to the Stated Maturity of principal or interest, payment of principal or interest due at the Stated Maturity may be made, subject to surrender of this Security in the case of payment of principal, by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto pursuant to said Section 3.6.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:


                                                  FBL Financial Group, Inc.


                                                  By
                                                    ----------------------------


Attest:


By
  ------------------------


                          (REVERSE OF INITIAL SECURITY)

          This Security is one of a duly authorized issue of Securities of the Company designated as its 5.85% Senior Notes due 2014 (herein called the "Securities"), limited in aggregate principal amount to $75,000,000, issued and to be issued under an Indenture, dated as of April 12, 2004 (herein called the "Indenture"), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto this Security is subject and reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                                   Exhibit A-2

          This Security may be redeemed by the Company in whole or in part, at its option, at any time and from time to time at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed or
(B) as determined by an Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, together with, in each case, accrued interest on the principal amount of the Securities to be redeemed, if any, to the Redemption Date, and any other amounts due with respect to the Securities to be redeemed. In connection with such optional redemption the following defined terms apply:

          "Comparable Treasury Issue" means the United States Treasury security or securities selected by the Independent Investment Banker as having an actual or interpolated (on a straight-line basis) maturity comparable to the remaining term of the Securities to be redeemed that would be utilized at the time of selection, and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

          "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the interest rates for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding that Redemption Date, as set forth in the daily statistical release designated H.15 (519) (or any successor release) published by the Federal Reserve Bank of New York or (ii) if such release (or any successor release) is not published or does not contain such interest rates on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker for the Securities obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

          "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

          "Reference Treasury Dealer" means Keefe, Bruyette & Woods, Inc. or any of its affiliates that are primary U.S. government securities dealers, and their respective successors and three other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by the Company; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed, in each case, as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

                                   Exhibit A-3

          "Remaining Scheduled Payments" means, with respect to each Security to be redeemed, the remaining scheduled payments of principal of and interest on such Security that would be due after the related Redemption Date but for such redemption. If such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment on such Security will be reduced by the amount of interest accrued on such Security to such Redemption Date.

          "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day preceding that Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

          Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holders of the Securities to be redeemed. On and after any Redemption Date, interest will cease to accrue on the Securities or any portion thereof called for redemption. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

          The Redemption Price shall be calculated by the Independent Investment Banker and the Company, the Trustee and any Paying Agent for the Securities shall be entitled to rely on, and the Company, the Trustee, the Paying Agent and the Holders shall be bound by, such calculation.

          The Company shall not be obligated to redeem or purchase the Securities pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof.

          In the event of redemption of this Security in part only, a new Security or Securities and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

          At any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), upon the request of a Holder of a Security or of a beneficial owner of an interest in a Global Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or beneficial owner, or to a prospective purchaser of a Security or a beneficial interest in a Global Security designated by such Holder or beneficial owner of such interest in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") in connection with the resale of such Security by such Holder or beneficial owner. "Rule 144A Information" shall be such information as is specified

                                   Exhibit A-4
pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provision (or successor provision) may be amended from time to time.

          The Company shall deliver to the Trustee, who shall deliver to each Holder without charge, (i) as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and (ii) during any period in which the Company is subject to Section 13 or 15(d) of the Exchange Act, the annual reports, quarterly reports and current reports which the Company is required to file with the Securities and Exchange Commission pursuant to
Section 13 or 15(d) of the Exchange Act.

          This Security shall rank PARI PASSU with other existing and future unsecured senior indebtedness of the Company.

          If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                                   Exhibit A-5

          [IF THE SECURITY IS NOT A RESTRICTED DEFINITIVE SECURITY, THEN INSERT:
The Securities are issuable only in fully registered form, without coupons, in denominations of $1,000 and any integral multiple thereof.]

          [IF THE SECURITY IS A RESTRICTED DEFINITIVE SECURITY, THEN INSERT: The Securities are issuable only in fully registered form, without coupons, and in denominations of $100,000 and integral multiples of $1,000 in excess thereof.]

          As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer or exchange, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Security shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT -

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

          The initial principal amount of this Global Security is $_________. The following increases or decreases in this Global Security have been made:

                         AMOUNT OF                           PRINCIPAL AMOUNT
                        DECREASE IN     AMOUNT OF INCREASE     OF THIS GLOBAL        SIGNATURE OF
                     PRINCIPAL AMOUNT      IN PRINCIPAL      SECURITY FOLLOWING   AUTHORIZED OFFICER
                      OF THIS GLOBAL      AMOUNT OF THIS      SUCH DECREASE OR     OR SIGNATORY OF
 DATE OF EXCHANGE        SECURITY         GLOBAL SECURITY         INCREASE             TRUSTEE
-----------------    ----------------   ------------------   ------------------   ------------------
                                                                                                   ]

                                   Exhibit A-6

                                                                       EXHIBIT B

             Form of Exchange Security or Private Exchange Security

          [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT THE APPROPRIATE LEGEND REQUIRED BY SECTION 2.3 OF THE INDENTURE.]

          [IF THE SECURITY IS A PRIVATE EXCHANGE SECURITY AND REQUIRED TO CONTAIN THE RESTRICTED SECURITIES LEGEND PURSUANT TO SECTION 3.4(d)(2) OF THE INDENTURE, THEN INSERT THE APPROPRIATE LEGEND REQUIRED BY SECTION 2.3 OF THE INDENTURE.]

          [INSERT ANY LEGEND REQUIRED BY THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER.]

                            FBL Financial Group, Inc.

                       5.85% Senior Exchange Note due 2014

No. __________                                                         $________

          FBL Financial Group, Inc., a corporation duly organized and existing under the laws of the State of Iowa (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of _____________________ Dollars [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT - or such other principal amount as shall be set forth in the Schedule of Increases or Decreases in Global Security attached hereto] on April 15, 2014, and to pay interest thereon from April 12, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15 in each year, commencing October 15, 2004, at the rate of 5.85% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts of the principal of, premium, if any, and interest on this Security will be made, subject to surrender of this Security in the case of payment of principal and premium, if any, at the office or agency of the Company maintained for that

                                   Exhibit B-1
purpose in The City of New York, by mailing a check for such principal, premium or interest payable to or upon the written order of the Person entitled thereto pursuant to Section 3.6 of such Indenture, to the address of such Person as it appears on the Security Register, or in such other manner as may be mutually acceptable to the Company and the Trustee; PROVIDED, HOWEVER, upon written request by any Holder given to the Trustee not later than 15 days prior to the Stated Maturity of principal or interest, payment of principal or interest due at the Stated Maturity may be made, subject to surrender of this Security in the case of payment of principal, by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto pursuant to said Section 3.6.

          [INSERT ANY SPECIAL NOTICE PROVISIONS REQUIRED BY ANY STOCK EXCHANGE(S) UPON WHICH THE SECURITY IS LISTED.]

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:


                                                 FBL Financial Group, Inc.


                                                 By
                                                   -----------------------------


Attest:


By
  ------------------------


                                (FORM OF REVERSE)

          This Security is one of a duly authorized issue of Securities of the Company designated as its 5.85% Senior Exchange Notes due 2014 (herein called the "Securities"), limited in aggregate principal amount to $75,000,000, issued and to be issued under an Indenture, dated as of April 12, 2004 (herein called the "Indenture"), between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto this Security is subject and reference is hereby made for a statement of the respective

                                   Exhibit B-2
rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          This Security may be redeemed by the Company in whole or in part, at its option, at any time and from time to time at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed or
(B) as determined by an Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, together with, in each case, accrued interest on the principal amount of the Securities to be redeemed, if any, to the Redemption Date, and any other amounts due with respect to the Securities to be redeemed. In connection with such optional redemption the following defined terms apply:

          "Comparable Treasury Issue" means the United States Treasury security or securities selected by the Independent Investment Banker as having an actual or interpolated (on a straight-line basis) maturity comparable to the remaining term of the Securities to be redeemed that would be utilized at the time of selection, and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

          "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the interest rates for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding that Redemption Date, as set forth in the daily statistical release designated H.15 (519) (or any successor release) published by the Federal Reserve Bank of New York or (ii) if such release (or any successor release) is not published or does not contain such interest rates on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker for the Securities obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

          "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

          "Reference Treasury Dealer" means Keefe, Bruyette & Woods, Inc. or any of its affiliates that are primary U.S. government securities dealers, and their respective successors and three other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by the Company; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed, in each case, as a percentage of its principal amount) quoted in writing to the Independent

                                   Exhibit B-3

Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

          "Remaining Scheduled Payments" means, with respect to each Security to be redeemed, the remaining scheduled payments of principal of and interest on such Security that would be due after the related Redemption Date but for such redemption. If such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment on such Security will be reduced by the amount of interest accrued on such Security to such Redemption Date.

          "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day preceding that Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

          Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to the Holders of the Securities to be redeemed. On and after any Redemption Date, interest will cease to accrue on the Securities or any portion thereof called for redemption. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

          The Redemption Price shall be calculated by the Independent Investment Banker and the Company, the Trustee and any Paying Agent for the Securities shall be entitled to rely on, and the Company, the Trustee, the Paying Agent and the Holders shall be bound by, such calculation.

          The Company shall not be obligated to redeem or purchase the Securities pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof.

          In the event of redemption of this Security in part only, a new Security or Securities and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

          At any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), upon the request of a Holder of a Security or of a beneficial owner of an interest in a Global Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or beneficial owner, or to a prospective purchaser of a Security or a beneficial interest in a Global Security designated by such Holder or beneficial owner of such interest in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act

                                   Exhibit B-4
of 1933, as amended (the "Securities Act") in connection with the resale of such Security by such Holder or beneficial owner. "Rule 144A Information" shall be such information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provision (or successor provision) may be amended from time to time.

          The Company shall deliver to the Trustee, who shall deliver to each Holder without charge, (i) as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and (ii) during any period in which the Company is subject to Section 13 or 15(d) of the Exchange Act, the annual reports, quarterly reports and current reports which the Company is required to file with the Securities and Exchange Commission pursuant to
Section 13 or 15(d) of the Exchange Act.

          This Security shall rank PARI PASSU with other existing and future unsecured senior indebtedness of the Company.

          If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                                   Exhibit B-5

          [IF THE SECURITY IS OTHER THAN A PRIVATE EXCHANGE SECURITY THAT IS A RESTRICTED DEFINITIVE SECURITY, THEN INSERT: The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.]

          [IF THE SECURITY IS A PRIVATE EXCHANGE SECURITY THAT IS A RESTRICTED DEFINITIVE SECURITY, THEN INSERT: The Securities are issuable only in registered form without coupons and in denominations of $100,000 and integral multiples of $1,000 in excess thereof.]

          As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer or exchange, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Security shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT -

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

          The initial principal amount of this Global Security is $_________. The following increases or decreases in this Global Security have been made:

                         AMOUNT OF                           PRINCIPAL AMOUNT
                        DECREASE IN     AMOUNT OF INCREASE     OF THIS GLOBAL        SIGNATURE OF
                     PRINCIPAL AMOUNT      IN PRINCIPAL      SECURITY FOLLOWING   AUTHORIZED OFFICER
                      OF THIS GLOBAL      AMOUNT OF THIS      SUCH DECREASE OR     OR SIGNATORY OF
 DATE OF EXCHANGE        SECURITY         GLOBAL SECURITY         INCREASE             TRUSTEE
-----------------    ----------------   ------------------   ------------------   ------------------
                                                                                                   ]

                                   Exhibit B-6

                                                                       EXHIBIT C

                          FORM OF TRANSFER CERTIFICATE:
                    RULE 144A GLOBAL SECURITY TO REGULATION S
                                 GLOBAL SECURITY
                  (For transfers pursuant to Section 3.4(b)(2)
                                of the Indenture)

Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street, 27th Floor
New York,  NY 10005
Attention:  Jennifer Davis, MS: NYC60-2710

                 Re:   FBL Financial Group, Inc.
                       5.85% Senior Notes due 2014 (the "Securities")

     Reference is hereby made to the Indenture, dated as of April 12, 2004 (the "Indenture"), between FBL Financial Group, Inc. (the "Company") and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in Regulation S or the Indenture, as the case may be.

     This certificate relates to U.S. $_____________ aggregate principal amount of Securities (the "Specified Securities"), which are evidenced by the Rule 144A Global Security (CUSIP No. _________) and held with the Depositary in the name of [insert name of transferor] (the "Transferor").

     The Transferor hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner".

     The Owner has requested a transfer of the Specified Securities to a person (the "Transferee") who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. _____________). In connection with such request and in respect of such Specified Securities, the Owner hereby certifies that such transfer is being effected in accordance with Rule 904, Rule 903 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

          (1) RULE 904 TRANSFERS. If the transfer is being effected in accordance with Rule 904 of Regulation S:

                  (A) the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

                  (B) the offer of the Specified Securities was not made to a person in the United States;

                                   Exhibit C-1

                  (C)     either:

                                  (i)     at the time the buy order was
                          originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                                  (ii)    the transaction is being executed
                          in, on or through the facilities of the Eurobond market, as regulated by the International Securities Market Association, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                  (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof in contravention of the requirements of Rule 904(a) of Regulation S;

                  (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(b)(1) of Regulation S have been satisfied; and

                  (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          (2) RULE 903 TRANSFERS. If the transfer is being effected in accordance with Rule 903 of Regulation S:

                  (A) the Owner is a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

                  (B) the offer of the Specified Securities was not made to a person in the United States;

                  (C)     either:

                                  (i)     at the time the buy order was
                                  originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                                  (ii) the transaction is being executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside the United States;

                  (D) no directed selling efforts have been made in the United States by

                                   Exhibit C-2
          or on behalf of the Owner or any affiliate thereof in contravention of the requirements of Rule 903 of Regulation S; and

                  (E) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          (3) RULE 144 TRANSFERS. If the transfer is being effected pursuant to Rule 144, the transfer is occurring after [insert date that is two years after the date the Securities were issued] and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

          (4) TRANSFERS PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD. If the transfer is being effected prior to the expiration of the 40-day Distribution Compliance Period (as defined in Regulation S), interests in the Specified Security transferred to a Regulation S Global Security may be held only through Agent Members acting for and on behalf of Euroclear and Clearstream.

     We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters or initial purchasers, if any, of the initial offering of such Securities being transferred.

Dated:
      --------------------

                                          (Print the name of the Transferor, as
                                          such term is defined in the second
                                          paragraph of this certificate.)


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                          (If the Transferor is a corporation,
                                          partnership or fiduciary, the title of
                                          the person signing on behalf of the
                                          Transferor must be stated.)


cc: FBL Financial Group, Inc.
    5400 University Avenue
    West Des Moines, Iowa 50266

                                   Exhibit C-3